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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

RMR Real Estate Fund (RMR)
RMR Hospitality and Real Estate Fund (RHR)
RMR F.I.R.E. Fund (RFR)
RMR Preferred Dividend Fund (RDR)
RMR Asia Pacific Real Estate Fund (RAP)
RMR Asia Real Estate Fund (RAF)
RMR Dividend Capture Fund (RCR)
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

RMR Real Estate Fund ("RMR")
RMR Hospitality and Real Estate Fund ("RHR")
RMR F.I.R.E. Fund ("RFR")
RMR Preferred Dividend Fund ("RDR")
RMR Asia Pacific Real Estate Fund ("RAP")
RMR Asia Real Estate Fund ("RAF")
RMR Dividend Capture Fund ("RCR")

400 Centre Street, Newton, Massachusetts 02458

NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
TO BE HELD ON MAY 4, 2009

To the Shareholders of the above Funds:

        Notice is hereby given that the annual meetings of shareholders of each of RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), RMR Preferred Dividend Fund ("RDR"), RMR Asia Pacific Real Estate Fund ("RAP"), RMR Asia Real Estate Fund ("RAF") and RMR Dividend Capture Fund ("RCR"), each a Massachusetts business trust (individually, a "fund" and collectively, the "funds"), will be held at 400 Centre Street, Newton, Massachusetts 02458 on Monday, May 4, 2009, at 9:30 a.m. (Eastern Time), and any adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings"), for the following purposes:

  1.
  To elect one trustee (i) with respect to each of RMR, RHR, RFR, RDR and RCR by holders of preferred shares of the applicable fund, voting as a separate class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RAP and RAF, by holders of common shares of the applicable fund, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified ("Proposal 1");

  2.
  To elect one trustee (i) with respect to each of RMR, RHR, RFR, RDR and RCR by holders of common shares and preferred shares of the applicable fund, voting together as a single class, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified and (ii) with respect to RAP and RAF, by holders of common shares of the applicable fund, such trustee to hold office for the term indicated and until his successor shall have been elected and qualified ("Proposal 2"); and

  3.
  To transact such other business as may properly come before the annual meetings or any adjournments or postponements thereof.

        THE BOARD OF TRUSTEES OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES OF EACH FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1 AND PROPOSAL 2 WITH RESPECT TO ITS RESPECTIVE FUND.

        A preliminary Joint Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") with respect to the proposed reorganization of RMR, RHR, RFR, RDR and RCR into a newly formed closed-end fund, RMR Real Estate Income Fund, and a separate Preliminary Joint Proxy Statement/Prospectus has been filed with the SEC with respect to the proposed reorganization of RAP and RAF into a newly formed closed-end fund, New RMR Asia Pacific Real Estate Fund. If shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR approve the transactions proposed in these Joint Proxy Statement/Prospectuses, and such transactions are consummated before the date of the annual meetings of shareholders to which this notice relates, RMR, RHR, RFR, RDR, RAP, RAF and RCR will cease to exist, and the annual meetings of RMR, RHR, RFR, RDR, RAP, RAF and RCR to which this notice relates will be canceled.

        Shareholders of record at the close of business on February 9, 2009 are entitled to notice of and to vote at the annual meetings.

        This year, new SEC rules allow us to furnish proxy materials to our shareholders on the internet. You can now access proxy materials and vote at www.proxyvote.com. You may vote via internet or telephone by following the instructions on that website. In order to vote on the internet or by telephone you must have a shareholder identification number which is being mailed to you separately in a Notice Regarding the Availability of Proxy Materials.

By order of the Boards of Trustees,

JENNIFER B. CLARK
 Secretary
RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
Newton, Massachusetts February 24, 2009

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING OF YOUR FUND(S), PLEASE READ THE PROXY STATEMENT AND COMPLETE AND RETURN A PROXY FOR YOUR SHARES AS SOON AS POSSIBLE. YOU MAY VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE WEBSITE INDICATED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS THAT YOU RECEIVED IN THE MAIL. YOU MAY ALSO REQUEST A PAPER PROXY AT ANY TIME PRIOR TO APRIL 20, 2009, TO SUBMIT YOUR VOTE BY MAIL. IF YOU ATTEND THE ANNUAL MEETING OF YOUR FUND(S) AND VOTE IN PERSON, THAT VOTE WILL REVOKE ANY PROXY YOU PREVIOUSLY SUBMITTED.

        IF YOU HOLD SHARES IN THE NAME OF A BROKERAGE FIRM, BANK, NOMINEE OR OTHER INSTITUTION, YOU MUST PROVIDE A LEGAL PROXY FROM THAT INSTITUTION IN ORDER TO VOTE YOUR SHARES AT THE ANNUAL MEETING OF YOUR FUND(S). YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

RMR Real Estate Fund ("RMR")
RMR Hospitality and Real Estate Fund ("RHR")
RMR F.I.R.E. Fund ("RFR")
RMR Preferred Dividend Fund ("RDR")
RMR Asia Pacific Real Estate Fund ("RAP")
RMR Asia Real Estate Fund ("RAF")
RMR Dividend Capture Fund ("RCR")

400 Centre Street, Newton, Massachusetts 02458

JOINT PROXY STATEMENT

YOUR PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
OF YOUR FUND(S)

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on Monday, May 4, 2009

February 24, 2009

        This joint proxy statement is being furnished in connection with the solicitation by the boards of trustees (each a "board" and collectively, the "boards"), and the trustees (each trustee a "trustee" and collectively, the "trustees") of each of RMR Real Estate Fund ("RMR"), RMR Hospitality and Real Estate Fund ("RHR"), RMR F.I.R.E. Fund ("RFR"), RMR Preferred Dividend Fund ("RDR"), RMR Asia Pacific Real Estate Fund ("RAP"), RMR Asia Real Estate Fund ("RAF") and RMR Dividend Capture Fund ("RCR"), each a Massachusetts business trust (each a "fund", and collectively, the "funds"), of proxies to be voted at the annual meeting of shareholders of the funds to be held at 400 Centre Street, Newton, Massachusetts 02458 on Monday, May 4, 2009, at 9:30 a.m. (Eastern Time), and at any and all adjournments or postponements thereof (for each fund, an "annual meeting" and collectively, the "annual meetings").

        A preliminary Joint Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") with respect to the proposed reorganization of RMR, RHR, RFR, RDR and RCR into a newly formed closed-end fund, RMR Real Estate Income Fund, and a separate Preliminary Joint Proxy Statement/Prospectus has been filed with the SEC with respect to the proposed reorganization of RAP and RAF into a newly formed closed-end fund, New RMR Asia Pacific Real Estate Fund. If shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR approve the transactions proposed in these Joint Proxy Statement/Prospectuses, and such transactions are consummated before the date of the annual meetings of shareholders to which this proxy statement relates, RMR, RHR, RFR, RDR, RAP, RAF and RCR will cease to exist, and the annual meetings of RMR, RHR, RFR, RDR, RAP, RAF and RCR to which this proxy statement relates will be canceled.

        The following table indicates the proposals in respect of which votes are solicited by this joint proxy statement and the class of shares solicited for each proposal:

Proposal	Description	Class of Shares Voting
Proposal 1	To elect a trustee	Preferred shares of the applicable fund with respect to RMR, RHR, RFR, RDR and RCR; and common shares of the applicable fund with respect to RAP and RAF.
Proposal 2	To elect a trustee
Preferred shares and common shares of the applicable fund, voting together as a single class, with respect to RMR, RHR, RFR, RDR and RCR; and common shares of the applicable fund with respect to RAP and RAF.

        The Notice of Internet Availability of Proxy Materials with respect to this joint proxy statement and the related proxy cards are being first sent to shareholders on or about March 2, 2009. Each fund will furnish, without charge, a copy of its most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests should be directed to the Secretary of the fund at 400 Centre Street, Newton, MA 02458 (toll free telephone number (866) 790-8165). Copies can also be obtained by visiting the funds' website at www.rmrfunds.com.*

*
The Internet address for the funds is included several times in this joint proxy statement as a textual reference only. The information on the website is not incorporated by reference into this joint proxy statement.

        The record date for each annual meeting is February 9, 2009. Only shareholders of record as of the close of business on February 9, 2009 are entitled to notice of, and to vote at, the applicable annual meetings and any postponement or adjournment thereof. As of the record date, each fund had the following shares outstanding:

Fund	NYSE Alternext US Symbol†	Number of Common Shares	Series and Number of Preferred Shares
RMR Real Estate Fund	RMR	6,824,000	Series T: 438
RMR Hospitality and Real Estate Fund	RHR	2,485,000	Series Th: 91
RMR F.I.R.E. Fund	RFR	1,484,000	Series W: 47
RMR Preferred Dividend Fund	RDR	2,663,977	Series M: 64
RMR Asia Pacific Real Estate Fund	RAP	1,755,000	None
RMR Asia Real Estate Fund	RAF	4,755,000	None
RMR Dividend Capture Fund	RCR	1,255,914	Series F: 27

†
The common shares of each Fund are listed for trading on NYSE Alternext US LLC ("NYSE Alternext US"). The preferred shares of each fund are not listed for trading on any national securities exchange.

        The principal executive offices of the funds are located at 400 Centre Street, Newton, Massachusetts 02458.

        A quorum of shareholders is required to take action at each annual meeting. Thirty-three and one-third percent (33 1/3%) of the shares of a fund entitled to vote on a particular matter at that fund's annual meeting, represented in person or by proxy, will constitute a quorum for voting on that particular matter. Common shares and preferred shares, if any, of a fund represented by valid proxies or in person will count for the purpose of determining the presence of a quorum for that fund's annual meeting. Votes cast by proxy or in person at each annual meeting will be tabulated by the inspector of election appointed for that annual meeting.

        Broker non-votes are shares held in street name for which instructions on a particular proposal have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. There will be no broker non-votes with respect to Proposal 1 or Proposal 2 because brokers will have discretionary authority to vote on those proposals.

        Shares represented by proxies which are marked "WITHHOLD" with regard to Proposal 1 or Proposal 2 will be counted as shares present for purposes of determining whether a quorum is present at that fund's annual meeting but will have no effect on the outcome of the vote on Proposal 1 or Proposal 2.

        Failure of a quorum to be present at any annual meeting will necessitate adjournment of that meeting and will subject that fund to additional proxy solicitation expenses. An adjournment of an annual meeting for any reason other than a failure to obtain a quorum will require the affirmative vote of a majority of the shares of that fund present in person or represented by proxy at the meeting.

        The holders of the outstanding common and preferred shares, if any, of each fund are entitled to one vote per share with respect to proposals of that fund upon which such holders are entitled to vote.

        Approval of Proposal 1 and Proposal 2 for RMR, RHR, RFR, RDR, RAP and RAF requires the affirmative vote of a plurality of the respective fund's shares voting on such proposals.

        Approval of Proposal 1 and Proposal 2 for RCR requires the affirmative vote of a majority of the votes cast at the annual meeting for RCR on such proposals.

        The individuals named as proxies on the enclosed proxy cards will vote in accordance with your directions with respect to a fund as indicated thereon if your proxy is received properly executed. If you properly execute your proxy card and give no voting instructions, your shares will be voted FOR both Proposal 1 and Proposal 2 to the extent that your shares are entitled to be voted on those proposals. If other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

        Any proxies may be revoked at any time before they are voted at a fund's annual meeting by timely filing with that fund a written notice of revocation, by timely delivering to that fund a duly executed proxy bearing a later date, by voting over the internet or by telephone at a later time in the manner provided on the website indicated in the Notice of Internet Availability or by attending that fund's annual meeting and voting in person. Votes provided over the internet or by telephone must be received by 11:59 p.m. Eastern Time on May 3, 2009. If you hold shares in the name of a brokerage firm, bank, nominee or other institution, you must provide a legal proxy from that institution in order to vote your shares at the annual meeting of your fund(s).

        IMPORTANT: If your shares are held in "street name" through a brokerage firm, bank, nominee or other institution, please contact the person responsible for your account and give instructions on how to vote your shares.

        The proposals for shareholder votes and the recommendation of the boards of trustees with respect to such proposals are set forth below.

INFORMATION RELATING TO TRUSTEES

        Each fund's board is divided into three classes. For each fund, there is one trustee (Mr. John L. Harrington) in class I whose current term expires in 2011. For each fund, there are two trustees in class II (Messrs. Jeffrey P. Somers and Gerard M. Martin) whose current terms expire in 2009. Mr. Somers is being proposed for re-election as a class II trustee. Mr. Martin has decided not to stand for re-election as a trustee of the funds due to other personal and professional obligations. Mr. Martin's decision was not the result of any disagreement with the funds. For the reasons discussed below, on February 3, 2009 the nominating committees of the funds nominated Mr. Adam D. Portnoy to replace Mr. Martin and stand for election as a class II trustee at each fund's 2009 annual meeting. For each fund, there are two trustees in class III (Messrs. Barry M. Portnoy and Arthur G. Koumantzelis) whose current terms expire in 2010. Trustees in each class of a fund are elected and hold office for a term expiring at the fund's annual meeting held in the third year following the year of their election, with each trustee holding office until the expiration of the term of the relevant class and the election and qualification of his or her successor, or until he or she sooner dies, resigns, retires, or is disqualified or removed from office. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), and the organizational documents of each of RMR, RHR, RFR, RDR and RCR, holders of preferred shares of RMR, RHR, RFR, RDR and RCR, voting as a separate class, are entitled to elect two trustees to the applicable fund's board (Messrs. Barry Portnoy and Martin presently represent the holders of each of those funds' preferred shares), and the remaining trustees of those funds are elected by the applicable holders of the common shares and preferred shares of RMR, RHR, RFR, RDR and RCR, voting together as a single class. If preferred shareholders of the applicable funds elect Mr. Adam Portnoy to replace Mr. Martin as a class II trustee, Mr. Adam Portnoy will replace Mr. Martin as a representative of the holders of the preferred shares of those funds. RAP and RAF have not issued any preferred shares and thus the applicable holders of common shares of RAP and RAF elect all of the trustees to the boards of those funds.

        A majority of the trustees of each fund's board are not "interested persons" within the meaning of the 1940 Act. Messrs. Harrington, Somers and Koumantzelis are not "interested persons" of any of the funds within the meaning of the 1940 Act, and are sometimes referred to herein as "disinterested trustees" or "independent trustees".

        The board of each fund has determined that a majority of the trustees of its fund's board are independent trustees pursuant to the corporate governance standards for companies listed on NYSE Alternext US. In determining independence pursuant to NYSE Alternext US standards, each year each fund's board affirmatively determines whether trustees have a direct or indirect material relationship with that fund or its affiliates. When assessing a trustee's relationship with a fund or its affiliates, each board considers all relevant facts and circumstances, not merely from the trustee's standpoint but also from that of the persons or organizations with which the trustee has an affiliation. Material relationships can include commercial, banking, consulting, legal, accounting, charitable and familial relationships. The board of each fund has determined that, with respect to its fund, Messrs. Harrington, Somers and Koumantzelis currently qualify as independent under NYSE Alternext US rules. Additional information regarding the nominees and trustees is included in this joint proxy statement under the heading "Information Regarding Nominees and Trustees of the Funds".

Proposal 1: Election of a trustee in class II of each fund's board of trustees by holders of preferred shares of the applicable fund, voting as a separate class, with respect to each of RMR, RHR, RFR, RDR and RCR, and by holders of common shares of the applicable fund with respect to each of RAP and RAF.

ELECTION OF TRUSTEE

        In Proposal 1, holders of preferred shares of each of RMR, RHR, RFR, RDR and RCR, voting as a separate class, and holders of common shares of each of RAP and RAF, respectively, are being asked to elect Mr. Adam D. Portnoy as a class II trustee of their fund. Mr. Gerard M. Martin has decided not to stand for re-election to the boards of RMR, RHR, RFR, RDR, RAP, RAF and RCR when his term as a class II trustee of those funds expires in 2009 due to other personal and professional obligations. Mr. Martin's decision not to stand for re-election was not the result of any disagreement with the funds.

        On February 3, 2009, the nominating committees of each fund nominated Mr. Adam Portnoy to replace Mr. Martin as a class II trustee and stand for election as such at the funds' 2009 annual meetings. In making their recommendation below, the nominating committee of each fund considered Mr. Adam Portnoy's qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services as an officer of the funds, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; and other matters that the nominating committees deemed appropriate. Mr. Adam Portnoy is the nominee of the nominating committees of each of RMR, RHR, RFR, RDR and RCR for election by preferred shareholders of the applicable funds, and of the nominating committees of each of RAP and RAF for election by the common shareholders of the applicable funds, at the respective fund's annual meeting to serve until the respective fund's 2012 annual meeting, and to hold office until the expiration of the term of the class II trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Adam Portnoy, unless a proxy is marked otherwise. Mr. Adam Portnoy has agreed to serve as trustee of each fund if elected. However, if Mr. Adam Portnoy becomes unable or unwilling to accept nomination for election to the board of any fund, the proxies will be voted for a substitute nominee designated by that fund's board or nominating committee. The boards have no reason to believe that Mr. Adam Portnoy will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. ADAM PORTNOY.

Proposal 2: Election of a trustee in class II of each fund's board of trustees by holders of common shares and preferred shares of the applicable fund, voting together as a single class, with respect to each of RMR, RHR, RFR, RDR and RCR, and by holders of common shares of the applicable fund with respect to each of RAP and RAF.

ELECTION OF TRUSTEE

        On January 30, 2009, Frank J. Bailey, a class II trustee of the funds and one of the funds' independent trustees, resigned from the boards of all of the funds. Mr. Bailey advised the boards that his resignation was in connection with his recent appointment to serve as a United States Bankruptcy Judge for the District of Massachusetts and that the reason for his decision was not the result of any disagreement with the funds. Following Mr. Bailey's resignation, Mr. Barry M. Portnoy, one of the funds' interested trustees, recommended Mr. Jeffrey P. Somers to the nominating committee of each fund, as a potential nominee to replace Mr. Bailey as a class II trustee of each fund. Pursuant to each fund's Agreement and Declaration of Trust and the 1940 Act and the rules and regulations thereunder, on February 3, 2009 the nominating committee of each fund (which consists solely of the funds' independent trustees) selected and nominated Mr. Somers as a class II trustee of the funds to fill the vacancy created by Mr. Bailey's resignation, to serve until each respective fund's 2009 annual meeting, and to hold office until the expiration of the term of the class II trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office. On February 3, 2009, the full board of each fund approved the selection of Mr. Somers to fill the vacancy created by Mr. Bailey's resignation and Mr. Somers has been serving as a class II trustee of the funds since that time. Mr. Somers qualifies as an independent trustee.

        In Proposal 2, holders of common shares and preferred shares of each of RMR, RHR, RFR, RDR and RCR, voting together as a single class, and holders of common shares of each of RAP and RAF, respectively, are being asked to elect Mr. Jeffrey P. Somers as a class II trustee of their fund when his term as a class II trustee of their fund expires in 2009.

        In making their recommendation below, the nominating committee of each fund considered Mr. Somers's qualifications for service on the board of the applicable fund. The nominating committees considered the quality of his past services as counsel to the funds' independent trustees, his business and personal experience and reputation for integrity, intelligence, sound judgment and ability to understand complex financial issues and to make meaningful inquiries; his willingness and ability to devote sufficient time to board business; his familiarity with the responsibilities of service on the board of a publicly owned company; his status as a person who would qualify as an independent trustee; and other matters that the nominating committees deemed appropriate. Mr. Somers has been designated as a class II trustee by the board of each respective fund and is the nominee of the nominating committees of each of RMR, RHR, RFR, RDR and RCR for election by common shareholders and preferred shareholders of the applicable funds, and of the nominating committees of each of RAP and RAF for election by the common shareholders of the applicable funds, at the respective fund's annual meeting to serve until the respective fund's 2012 annual meeting, and to hold office until the expiration of the term of the class II trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office.

        It is the intention of the persons named in the enclosed proxies to vote the shares represented thereby FOR the election of Mr. Somers, unless a proxy is marked otherwise. Mr. Somers has agreed to serve as trustee of each fund if elected. However, if Mr. Somers becomes unable or unwilling to accept nomination for election to the board of any fund, the proxies will be voted for a substitute nominee designated by that fund's board or nominating committee. The boards have no reason to believe that Mr. Somers will be unable to serve.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF MR. SOMERS.

 SOLICITATION OF PROXIES

        The funds will bear the cost of the solicitation of proxies, including the preparation, printing and mailing of proxy materials. In addition to the solicitation of proxies by internet, email, telephone and mail, the funds' trustees, officers and other employees may solicit proxies by personal interview, telephone, facsimile, email or otherwise. They will not be paid any additional compensation for such solicitation. The funds will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the funds and obtain their voting instructions. The funds will reimburse those firms for their expenses.

INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUNDS

        Certain information concerning the nominees and trustees of the funds is set forth below. Mr. Somers, a nominee for each fund, is currently a trustee of each fund, and Mr. Adam Portnoy, a nominee for each fund, is currently the president of each fund. Each fund is a registered closed-end management investment company advised by RMR Advisors, Inc. ("RMR Advisors"). MacarthurCook Investment Managers Limited serves as a subadviser to RAP and RAF (the "Subadvisor"). The "interested persons" (as defined by Section 2(a)(19) of the 1940 Act) who are trustees of the funds are noted as "interested trustees". Unless otherwise specified, the business address of the nominees and trustees of the funds, and of RMR Advisors, is 400 Centre Street, Newton, Massachusetts 02458. The business address of the Subadvisor is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

        During 2008, the boards of RMR, RFR and RDR each held thirteen meetings, the board of RHR held fourteen meetings, the boards of RAP and RAF each held eight meetings and the board of RCR held ten meetings. No trustee attended less than 75% of the meetings of any fund's board or board committee on which he served. All members of the board of a fund are encouraged, but not required, to attend that fund's annual meeting of shareholders. All members of the board of each of RMR, RHR, RFR, RDR, RAP, RAF and RCR attended that fund's annual meeting of shareholders held in 2008.

        Biographical and other information relating to the trustee nominees standing for election at the 2009 annual meetings is set forth below. Mr. Adam Portnoy is an "interested person", as defined in the 1940 Act, of each fund as a result of his ownership of, and positions with, RMR Advisors and the funds. Mr. Somers is not an "interested person", as defined in the 1940 Act, of any fund. Mr. Somers is a member of each fund's audit, compensation, and nominating committees.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*
Independent Trustee Nominee
Jeffrey P. Somers (65)	Class II Trustee to serve until 2009—RMR (0); RHR (0); RFR (0); RDR (0); RAP (0); RAF (0); and RCR (0).#
Director and Equity Member of Morse, Barnes-Brown & Pendleton, P.C. (law firm)—1995 to present; Director of Cantella Management Corp., (the holding company for Cantella & Co., Inc., an SEC-registered broker-dealer)—2002 to present; Secretary of Cantella & Co., Inc.—1990 to present; Director of Senior Housing Properties Trust—2009—present; Director and Secretary of Biomeasure,  Inc.—1976 to 2008.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*
Interested Trustee Nominee
Adam D. Portnoy (38)	President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).##
		President and Chief Executive Officer of Reit Management & Research LLC ("Reit Management")—2006 to present; Vice President of Reit Management—2003 to 2006; President, Chief Executive Officer and director of RMR Advisors—2007 to present; Vice President of RMR Advisors—2003 to 2007; Portfolio Manager of RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of RMR Real Estate Income Fund and RMR Real Estate Securities Fund—inception to present; Vice President of RMR—2004 to 2007; Vice President of RHR, RFR, RDR, RAP and RAF—inception to 2007; Managing Trustee of HRPT Properties Trust—2006 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust—2007 to present; Director of Affiliates Insurance Company—2008 to present.	10

*
RMR Funds is a fund complex consisting of each of the funds, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

#
On January 30, 2009, Frank J. Bailey, a class II trustee of the funds and one of the funds' independent trustees, resigned from the boards of all of the funds. Mr. Bailey advised the boards that his resignation was in connection with his recent appointment to serve as a United States Bankruptcy Judge for the District of Massachusetts and that the reason for his decision was not the result of any disagreement with the funds. Pursuant to each fund's Agreement and Declaration of Trust and the 1940 Act and the rules and regulations thereunder, the nominating committee of each fund (which consists solely of the funds' independent trustees) selected and nominated Mr. Somers as a class II trustee of the funds to fill the vacancy created by Mr. Bailey's resignation, to serve until each respective fund's 2009 annual meeting, and to hold office until the expiration of the term of the class II trustees and the election and qualification of his successor, or until he sooner dies, resigns, retires, or is disqualified or removed from office. On February 3, 2009, the full board of each fund approved the selection of Mr. Somers to fill the vacancy created by Mr. Bailey's resignation and Mr. Somers has been serving as a class II trustee of the funds since that time. Mr. Somers has served as an independent trustee of the funds for less than one month as of the filing date of this proxy statement.

##
Mr. Gerard M. Martin has decided not to stand for re-election as a class II trustee of the funds as a result of other personal and professional obligations. Mr. Martin's decision was not the result of any disagreement with the funds. On February 3, 2009, the nominating committee of each fund (which consists solely of the funds' independent trustees) selected and nominated Mr. Adam Portnoy to stand for election as a class II trustee of the funds at the funds' 2009 annual meetings. Each fund's board elects the fund's president annually and thus Mr. Adam Portnoy's term as each fund's president expires each year.

        Biographical and other information relating to the trustees who are not standing for election or reelection at the 2009 annual meetings is set forth below. Mr. Barry M. Portnoy is an "interested person", as defined by the 1940 Act, of the funds as a result of his ownership of, and current positions with, RMR Advisors. Mr. Martin is an "interested person", as defined in the 1940 Act, of the funds as a result of his former ownership of, and current positions with, RMR Advisors. Messrs. Harrington and Koumantzelis are not "interested persons", as defined by the 1940 Act, of any fund. Messrs. Harrington and Koumantzelis are members of each fund's audit, compensation, and nominating committees.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*
Interested Trustees
Barry M. Portnoy (63)	Class III Trustee to serve until 2010—RMR (7); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Chairman of Reit Management—1986 to present; Director and Vice President of RMR Advisors—2002 to present; Portfolio Manager of RMR, RHR, RFR, RDR, RCR and RMR Real Estate Securities Fund*—inception to present; Managing Director of Five Star Quality Care, Inc.—2001 to present; Managing Trustee of Senior Housing Properties Trust—1999 to present; Managing Trustee of Hospitality Properties Trust—1995 to present; Managing Trustee of HRPT Properties Trust—1986 to present; Managing Director of TravelCenters of America LLC—2007 to present; Director of Affiliates Insurance Company—2008 to present.	10

*
RMR Funds is a fund complex consisting of each of the funds, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*
Gerard M. Martin (74)**	Class II Trustee to serve until 2009—RMR (7); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Director of Reit Management—1986 to present; director and Vice President of RMR Advisors—2002 to present; managing director of Five Star Quality Care, Inc.—2001 to present; managing trustee of Senior Housing Properties Trust—1999 to 2007; managing trustee of Hospitality Properties Trust—1995 to 2007; managing trustee of HRPT Properties Trust—1986 to 2006; Director of Affiliates Insurance Company—2008 to present.	10

*
RMR Funds is a fund complex consisting of each of the funds, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

**
Mr. Martin has decided not to stand for re-election as a class II trustee of the funds at the funds' 2009 annual meetings as a result of other personal and professional obligations. Mr. Martin's decision was not the result of any disagreement with the funds.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*
Disinterested Trustees
John L. Harrington (72)	Class I Trustee to serve until 2011—RMR (6); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).
		Chairman of the Board and trustee of the Yawkey Foundation (a charitable trust)—2002 to 2003 and 2007 to present; President, Executive Director and Trustee of the Yawkey Foundation—1981 to Present; Trustee of the JRY Trust—1982 to present; Principal of Bingham McCutchen Sports Consulting LLC—2007 to 2008; Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club—1973 to 2001; President of Boston Trust Management Corp.—1981 to 2006; Trustee of Hospitality Properties Trust—1995 to present; Trustee of Senior Housing Properties Trust—1999 to present; Director of Five Star Quality Care, Inc.—2001 to 2003; Director of Affiliates Insurance Company—2008 to present.	10

*
RMR Funds is a fund complex consisting of each of the funds, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

Name and age.	Position held with the fund, current term and length of time served. (Approx. number of years served.)	Principal occupation(s) or employment in past 5 years and other public company directorships held by nominee for trustee.	Number of portfolios in fund complex overseen by nominee for trustee.*
Arthur G. Koumantzelis (78)	Class III Trustee to serve until 2010—RMR (6); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	President and Chief Executive Officer of AGK Associates LLC—2007 to present (consulting services for non-profit organizations); President and Chief Executive Officer of Gainesborough Investments LLC—1998 to 2007; Trustee of Hospitality Properties Trust—1995 to 2007; Director of Five Star Quality Care, Inc.—2001 to present; Director of TravelCenters of America LLC—2007 to present; Trustee of Senior Housing Properties Trust—1999 to 2003; Director of Affiliates Insurance Company—2008 to present.	10

*
RMR Funds is a fund complex consisting of each of the funds, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

COMPENSATION OF TRUSTEES

        Trustees who are "interested persons" of the funds, as defined by the 1940 Act, receive no compensation for services as a trustee from any fund, and nominees who are "interested persons" of the funds, if elected, will not receive any compensation for services as a trustee from any fund. The following table sets forth the compensation of the independent trustees from each of the funds for service to the funds for the fiscal year ended December 31, 2008.

	RMR	RHR	RFR	RDR
John L. Harrington	$9,100	$9,450	$9,100	$9,100
Arthur G. Koumantzelis	$9,100	$9,450	$9,100	$9,100
Frank J. Bailey*	$9,450	$9,800	$9,450	$9,450
Jeffrey P. Somers*	$0	$0	$0	$0

	RAP	RAF	RCR	Total compensation from the fund complex#
John L. Harrington	$6,650	$6,650	$7,350	$63,350
Arthur G. Koumantzelis	$6,650	$6,650	$7,350	$63,350
Frank J. Bailey*	$7,000	$7,000	$7,700	$66,150
Jeffrey P. Somers*	$0	$0	$0	$0

*
Mr. Bailey served as an independent trustee to the funds during the fiscal year ended December 31, 2008. Mr. Bailey resigned from his position as an independent trustee of the funds on January 30, 2009 in order serve as a United States Bankruptcy Judge for the District of Massachusetts. The remaining independent trustees selected Mr. Somers to fill the vacancy created by Mr. Bailey's resignation. Mr. Somers has been serving as an independent trustee of the funds only since February 3, 2009, and thus Mr. Somers did not receive any compensation for services as an independent trustee for the fiscal year ended December 31, 2008. Each of RMR, RHR, RFR, RDR, RAP, RAF and RCR currently expect to compensate Mr. Somers approximately $9,500 during the fiscal year ending December 31, 2009.

#
The amounts in this column represent the aggregate compensation paid by all funds in the RMR Funds fund complex to each independent trustee. Compensation from RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust), which, together with the funds, comprise the RMR Funds fund complex, is included in this column although this proxy does not address RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund. RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

        Mr. Bailey received $2,800 more in compensation from the RMR Funds fund complex than Messrs. Harrington and Koumantzelis because of his attendance at a meeting of the chairs of the compensation committees of public companies affiliated with Reit Management. Due to Mr. Bailey's resignation, Mr. Harrington will serve as the interim chair of the funds' compensation committees. Until changed by a vote of the respective fund's boards, the compensation payable to each independent trustee in the RMR Funds fund complex is as follows:

Timing and Description	Amount
For each meeting of the board of trustees or a board committee which is attended, an attendance fee per fund, per meeting, up to a maximum of $1,000 per meeting day for all funds, such fees to be allocated pro rata among the funds meeting that day.	$500

        The boards of trustees of the funds have deferred establishing 2009 annual retainers until after the date of the shareholder meetings that consider the proposed reorganization of each of RMR, RHR, RFR, RDR and RCR into a newly formed closed end fund, and the proposed reorganization of each of RAP and RAF into a newly formed closed end fund.

        In addition to the compensation paid to independent trustees, each fund in the RMR Funds fund complex reimburses all of its trustees for expenses incurred in connection with their duties as trustees.

 COMMUNICATIONS WITH TRUSTEES

        Any shareholder of a fund or other interested party of a fund who desires to communicate with the fund's trustees, individually or as a group, may do so by visiting the website of the funds (www.rmrfunds.com), by calling the fund's toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, in care of the Chief Compliance Officer and Director of Internal Audit, RMR Funds, 400 Centre Street, Newton, MA 02458. The Chief Compliance Officer and Director of Internal Audit will deliver communications to the appropriate persons.

BOARD COMMITTEES

        Each fund has an audit committee, a compensation committee and a nominating committee. Each board has adopted charters for each of these committees with respect to its fund. Copies of the respective charters of the audit committees, compensation committees and nominating committees are available on the funds' website at www.rmrfunds.com. Each of these board committees is comprised of Messrs. Harrington, Somers and Koumantzelis, the independent trustees, who are independent under applicable NYSE Alternext US listing standards.

        The primary function of each audit committee is to assist its board's oversight of matters relating to: the integrity of financial statements; legal and regulatory compliance; the qualifications, independence, performance and fees of independent accountants; accounting, financial reporting and internal control processes; and the appointment, duties and compensation of internal audit personnel. Each audit committee is directly responsible for the selection of independent accountants. Each board has determined that Mr. Koumantzelis is "independent" as defined by the rules of the SEC and NYSE Alternext US, and based upon his education and experience, possesses the requisite qualifications for designation, and has so designated him as each fund's audit committee financial expert. During 2008, the audit committees of RMR, RHR, RFR, RDR, RAP, RAF and RCR each held four meetings.

        The primary function of each compensation committee is to determine and review the fees paid by its fund to its trustees and to recommend to its fund's board the compensation payable to the Chief Compliance Officer and Director of Internal Audit of the fund. In 2008, the compensation committees of RMR, RHR, RFR, RDR, RAP, RAF and RCR each held four meetings.

        The primary function of each fund's nominating committee is to (i) identify individuals qualified to become trustees and select, or recommend that the board selects, independent trustee nominees for each annual meeting of the fund's shareholders or when vacancies occur and (ii) consider nominations of persons for election to the board by its fund's shareholders. During 2008, the nominating committees of RMR, RHR, RFR, RDR, RAP, RAF and RCR each held one meeting.

SHAREHOLDER NOMINATIONS AND PROPOSALS

        Each fund's declaration of trust requires compliance with certain procedures for a fund shareholder to properly make a nomination for election to the board or to propose other business for the fund. If a shareholder who is entitled to do so under a fund's declaration of trust wishes to nominate a person or persons for election to the board or propose other business for the fund, that shareholder must provide a written notice to the fund's Secretary at 400 Centre Street, Newton, MA 02458. The notice must set forth specified information about the nominee, the shareholder making the nomination and associates of that shareholder, and provide to the extent known by the shareholder giving the notice, the name and address of any other shareholder supporting the shareholder's nomination or proposal. In addition, at the same time as or prior to the submission of a shareholder proposal of business at a meeting of the fund's shareholders that, if approved and implemented by the fund, would cause the fund to be in breach of any covenant in any existing or proposed debt instrument of the fund or agreement of the fund with any lender or if approved cannot be implemented by the fund without obtaining the consent or approval of a regulatory body, the shareholder must submit to the fund's Secretary (i) evidence satisfactory to the board of the lender's willingness to waive the breach of covenant or that the required regulatory notices, consents or approvals have been given or obtained, as applicable, or (ii) a plan for repayment of the applicable indebtedness and related amounts or a plan to make the requisite notices or obtain the requisite consents or approvals, as applicable, and in each case to the board's satisfaction. If the notice pertains to a nomination, the notice must include a written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected.

        To be timely, the notice must be delivered to the fund's Secretary not later than the close of business on the 90th day nor earlier than the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the fund. If the date of mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the anniversary date of the date of mailing of the notice for the preceding year's annual meeting of shareholders of the fund, notice by the shareholder must be delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of: (i) the 90th day prior to the date of mailing of the notice for such annual meeting or (ii) the 10th day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the fund. No shareholder may give notice to nominate or propose other business to the fund's secretary unless the shareholder holds a certificate for all fund shares owned by the shareholder, and a copy of each certificate held by the shareholder must accompany the shareholder's notice in order for the notice to be effective.

        The foregoing description of the procedures for a fund shareholder properly to make a nomination for election to the board or to propose other business for the fund is only a summary and is not complete. Copies of each fund's declaration of trust, including the provisions which concern the requirements for shareholder nominations and proposals, may be obtained by writing to the fund's Secretary at 400 Centre Street, Newton, MA 02458. Any shareholder of a fund considering making a nomination or other proposal should carefully review and comply with those provisions of the fund's declaration of trust.

        Shareholder proposals intended to be presented pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at a fund's 2010 annual meeting of shareholders must be received at the fund's principal executive offices on or before November 2, 2009, in order to be considered for inclusion in the fund's proxy statement for its 2010 annual meeting of shareholders. The fund's declaration of trust requires that shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the requirements of the fund's declaration of trust, not later than December 2, 2009 (which is also the date, after which, shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would be considered "untimely" within the meaning of Rule 14a-4(c) under the Exchange Act) and not earlier than November 2, 2009.

SELECTION OF CANDIDATES FOR TRUSTEES

        The nominating committee of each fund selects, or recommends that the board selects, independent trustees to be elected by the fund's shareholders. The board nominates any individuals not considered to be disinterested persons (as determined under the 1940 Act) to be elected by shareholders as trustees. The nominating committee of each fund also selects, or recommends that the board selects, independent trustees to fill vacancies which may occur from time to time, and the board may also elect trustees not considered to be disinterested persons (as determined under the 1940 Act) to fill vacancies which may occur from time to time. In all instances where the nominating committee does not select and nominate trustees, each board will act upon recommendations made by its nominating committee.

        A purpose of each fund's nominating committee is to consider candidates for election as trustees who are recommended by shareholders. To be considered by the fund's nominating committee, a shareholder nomination must be made in accordance with the provisions of the fund's declaration of trust, including the procedures referred to above under the heading "Shareholder Nominations and Proposals".

        The nominating committee may request additional information about the shareholder nominee or about a recommending shareholder.

        In considering candidates to serve as trustees, the nominating committee seeks individuals who have qualities which the committee believes may be effective in serving the fund's long term best interests. Among the characteristics which the nominating committee considers are the following: the quality of the candidate's past services to the fund, if any; the business and personal experience of the candidate and their relevance to the fund's business; the reputation of the candidate for integrity; the reputation of the candidate for intelligence, sound judgment and the ability to understand complex financial issues and to make meaningful inquiries; the willingness and ability of the candidate to devote sufficient time to board business; the familiarity of the candidate with the responsibilities of service on the board of a publicly owned company; whether the candidate would be an independent trustee if elected as a trustee; and other matters that the nominating committee deems appropriate. In seeking candidates for trustee who have not previously served as a trustee of the fund, the nominating committee may use the business, professional and personal contacts of its members, it may accept recommendations from other trustees, and, if it considers it appropriate, it may engage a professional search firm. In 2008, none of the funds paid any third party to identify or to assist in the evaluation of any candidate for election to the board.

        Shareholder recommendations which meet the requirements set forth above will be considered using the same criteria as other candidates considered by a nominating committee.

OFFICERS OF THE FUNDS

        Biographical and other information relating to the executive officers of each fund is set forth below. The President, the Treasurer and the Secretary of each fund is elected annually by the fund's trustees. Any other officers of a fund may be elected or appointed by the fund's trustees at any time. Unless otherwise indicated, the principal business address of each officer of each fund is 400 Centre

Street, Newton, Massachusetts 02458. No officer is compensated by any fund with the exception of Mr. William J. Sheehan. No fund compensates Mr. Sheehan in excess of $60,000.

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.	Number of RMR Funds for which position is held*
Adam D. Portnoy+ (38)	President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).	President and Chief Executive Officer of Reit Management—2006 to present; Vice President of Reit Management—2003 to 2006; President, Chief Executive Officer and director of RMR Advisors—2007 to present; Vice President of RMR Advisors—2003 to 2007; Portfolio Manager of RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of RMR Real Estate Income Fund and RMR Real Estate Securities Fund*—inception to present; Vice President of RMR—2004 to 2007; Vice President of RHR, RFR, RDR, RAP and RAF—inception to 2007; Managing Trustee of HRPT Properties Trust—2006 to present; Executive Vice President of HRPT Properties Trust—2003 to 2006; Managing Trustee of Hospitality Properties Trust and Senior Housing Properties Trust—2007 to present; Director of Affiliates Insurance Company—2008 to present.	10
Mark L. Kleifges (48)	Treasurer and Chief Financial Officer: RMR (5); RHR (5); RFR (4); RDR (4); RAP (3); RAF (2); and RCR (1).	Executive Vice President of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Vice President of Reit Management—2002 to 2006; Treasurer of RMR Advisors—2004 to present; Vice President of RMR Advisors—2003 to 2004; Treasurer and Chief Financial Officer, Hospitality Properties Trust—2002 to present.	10

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.	Number of RMR Funds for which position is held*
Jennifer B. Clark (47)	Secretary and Chief Legal Officer: RMR (7); RHR (5); RFR (4); RDR (4); RAP (3); RAF (2); and RCR (2).

Executive Vice President and General Counsel of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Vice President of Reit Management—1999 to 2006; Secretary of RMR Advisors—2002 to present; Senior Vice President of HRPT Properties Trust—1999 to 2008; Secretary of HRPT Properties Trust—2008 to present; Assistant Secretary of Hospitality Properties Trust—1996 to 2008; Secretary of Hospitality Properties Trust—2008 to present; Assistant Secretary of Senior Housing Properties Trust—1998 to 2008; Secretary of Senior Housing Properties Trust—2008 to present; Assistant Secretary of Five Star Quality Care, Inc.—2001 to present; Secretary of TravelCenters of America LLC—2007 to present; President and Secretary of Affiliates Insurance Company—2008 to present.

			10
John C. Popeo (48)	Vice President: RMR (6); RHR (5); RFR (4); RDR (4); RAP (4); RAF (2); and RCR (2).	Executive Vice President of Reit Management—2008 to present; Senior Vice President of Reit Management—2006 to 2008; Treasurer of Reit Management—1997 to present; Vice President of Reit Management—1999 to 2006; Vice President of RMR Advisors—2004 to present; Treasurer of RMR Advisors—2002 to 2004; Treasurer, Chief Financial Officer and Assistant Secretary of HRPT Properties Trust—1997 to present; Treasurer and Assistant Secretary of Affiliates Insurance Company—2008 to present.	10
Karen Jacoppo-Wood (42)	Vice President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).	Vice President of RMR Advisors—2007 to present; Vice President and Managing Counsel, State Street Bank and Trust Company—2006 to 2007; Counsel, Pioneer Investment Management, Inc.—2004 to 2006; Vice President and Counsel, State Street Bank and Trust Company—2002 to 2004.	10

Name and age.	Position(s) held with each fund and length of time served. (Approx. number of years served.)	Other principal occupations during past 5 years.	Number of RMR Funds for which position is held*
Fernando Diaz (41)	Vice President: RMR (2); RHR (2); RFR (2); RDR (2); RAP (2); RAF (2); and RCR (2).	Vice President of RMR Advisors—2007 to present; Portfolio Manager of RMR, RHR, RFR, RDR and RCR—2007 to present; Portfolio Manager of RMR Real Estate Income Fund and RMR Real Estate Securities Fund*—inception to present; Senior REIT Analyst and Assistant Portfolio Manager, GID Securities, LLC—2006 to 2007; Senior REIT Analyst and Assistant Portfolio Manager, State Street Global Advisors/The Tuckerman Group—2001 to 2006.	10
William J. Sheehan (64)	Chief Compliance Officer and Director of Internal Audit: RMR (5); RHR (5); RFR (5); RDR (4); RAP (3); RAF (2); and RCR (2).	Chief Compliance Officer of RMR Advisors—2004 to present; Director of Internal Audit of HRPT Properties Trust, Hospitality Properties Trust, Senior Housing Properties Trust and Five Star Quality Care, Inc.—2003 to present; Director of Internal Audit of TravelCenters of America LLC—2007 to present; Director of Internal Audit and Chief Compliance Officer of Affiliates Insurance Company—2008 to present.	10

+
Mr. Adam D. Portnoy is also a nominee for election as a class II trustee of the funds, and is the son of Barry M. Portnoy, a current trustee of the funds.

*
RMR Funds is a fund complex consisting of each of the funds, RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust). RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Unless otherwise indicated, the information set forth below is as of January 23, 2009. To each fund's knowledge, no person beneficially owned more than 5% of the fund's respective outstanding common shares, except as set forth below. To each of RMR's, RHR's, RFR's, RDR's and RCR's knowledge, no person beneficially owned more than 5% of the respective fund's outstanding preferred shares, except as set forth below. To each fund's knowledge, none of its officers or trustees owned 1% or more of the outstanding common shares of the fund, except as set forth below. To each of RMR's, RHR's, RFR's, RDR's and RCR's knowledge, none of its officers or trustees owned any preferred shares of RMR, RHR, RFR, RDR or RCR. Collectively, to each of RMR's, RHR's, RFR's, RDR's, RAP's, RAF's and RCR's knowledge, the officers and trustees of the funds beneficially own, as a group, in the aggregate 196,226; 488,004; 277,357; 95,081; 57,513; 5,417 and 59,052 common shares (not including any fractional shares which may be beneficially owned by an officer or trustee) of RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, representing 2.88%, 19.64%, 18.69%, 3.57%, 3.28%, 0.11% and 4.70%, respectively, of those respective funds' outstanding common shares. Unless otherwise indicated below, to each fund's knowledge, each owner named below has sole voting and dispositive power for all shares shown to be beneficially owned by that person and owns those shares directly.

Title of Share Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percentage of Share Class
RMR
Common shares	Gerard M. Martin(1)	89,428	(2)	1.31%
Common shares	Barry M. Portnoy(1)	81,031	(3)	1.19%
Preferred shares	Royal Bank of Canada(4)	374		85.39%
RHR
Common shares	Financial & Investment Management Group, Ltd.(5)	255,713		10.29%
Common shares	Barry M. Portnoy(1)	245,000	(3)	9.86%
Common shares	Gerard M. Martin(1)	240,000	(2)	9.66%
Preferred shares	Royal Bank of Canada(6)	10		10.99%
RFR
Common shares	Barry M. Portnoy(1)	148,351	(3)	10.00%
Common shares	Gerard M. Martin(1)	127,958	(2)	8.62%
Preferred shares	Royal Bank of Canada(7)	11		23.40%
RDR
Common shares	Barry M. Portnoy(1)	53,041	(3)	1.99%
Common shares	Gerard M. Martin(1)	40,403	(2)	1.52%
Preferred shares	Royal Bank of Canada(8)	43		67.19%
RAP
Common shares	Lazard Asset Management LLC(9)	144,264		8.22%
Common shares	Barry M. Portnoy(1)	24,809	(3)	1.41%
Common shares	Adam D. Portnoy(1)	24,809	(10)	1.41%
RAF
Common shares	Roumell Asset Management, LLC(11)	368,057	(12)	7.74%
RCR
Common shares	Barry M. Portnoy(1)	27,955	(3)	2.23%
Common shares	Gerard M. Martin(1)	21,097	(2)	1.68%
Common shares	Adam D. Portnoy(1)	16,291	(10)	1.30%
Preferred shares	Royal Bank of Canada(13)	7		25.93%

(1)
The address of each of Messrs. Barry M. Portnoy, Adam D. Portnoy and Gerard M. Martin is 400 Centre Street, Newton, Massachusetts 02458.

(2)
89,428; 240,000; 127,958; 40,403, 14,224 and 21,097 common shares of RMR, RHR, RFR, RDR, RAP and RCR respectively, are owned directly by Mr. Martin. Share amounts listed as beneficially owned by Mr. Martin do not include fractional share amounts.

(3)
69,238; 240,000; 142,645; 45,355; 18,043 and 21,664 common shares of RMR, RHR, RFR, RDR, RAP and RCR, respectively, are owned directly by Mr. Barry Portnoy, and 11,793; 5,000; 5,706; 7,686; 6,766; 5,122 and 6,291 common shares of RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, are beneficially owned by Mr. Barry Portnoy by virtue of his 55% ownership of RMR Advisors, which directly owns those shares. Share amounts listed as beneficially owned by Mr. Barry Portnoy do not include fractional share amounts.

(4)
Information based on Schedule 13G/A, dated January 31, 2009, filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RMR's lead broker-dealer for its preferred shares.

(5)
Information based on Schedule 13G/A, dated December 31, 2008 filed by Financial & Investment Management Group, Ltd. with the SEC on February 3, 2009. Financial & Investment Management Group, Ltd. has an address of 111 Cass Street, Traverse City, Michigan 49684, and is a registered investment adviser, managing individual client accounts. According to this Schedule 13G/A, all shares represented in the Schedule 13G are held in accounts owned by the clients of Financial & Investment Management Group, Ltd. and as such, Financial & Investment Management Group, Ltd. disclaims beneficial ownership of the shares.

(6)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RHR's lead broker-dealer for its preferred shares.

(7)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RFR's lead broker-dealer for its preferred shares.

(8)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RDR's lead broker-dealer for its preferred shares.

(9)
Information based on shares reported to be beneficially owned by Lazard Asset Management LLC in a Schedule 13G/A, dated January 30, 2009 filed by Lazard Asset Management LLC with the SEC on February 10, 2009. Lazard Asset Management LLC has an address of 30 Rockefeller Plaza, New York, New York 10112.

(10)
18,043 and 10,000 common shares of RAP and RCR, respectively, are owned directly by Mr. Adam D. Portnoy. 11,793; 5,000; 5,706; 7,686; 6,766; 5,122 and 6,291 common shares of RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, are directly owned by RMR Advisors, of which Mr. Adam Portnoy owns a 45% stake. Mr. Adam Portnoy disclaims beneficial ownership of the funds' shares owned by RMR Advisors, except to the extent he may have a pecuniary interest therein. Share amounts listed as beneficially owned by Mr. Adam Portnoy do not include fractional share amounts.

(11)
Roumell Asset Management, LLC has an address of 2 Wisconsin Circle, Suite 660, Chevy Chase, MD 20815.

(12)
Information based on Schedule 13G/A, dated December 31, 2008 filed by Roumell Asset Management, LLC and James C. Roumell with the SEC on February 11, 2009. According to this Schedule 13G/A, Mr. Roumell is the President of Roumell Asset Management, LLC and holds a controlling percentage of Roumell Asset Management, LLC's outstanding voting securities. Mr. Roumell disclaims beneficial ownership of the funds' shares owned by Roumell Asset Management, LLC, except to the extent he may have a pecuniary interest therein. Roumell Asset Management, LLC has been granted discretionary dispositive power over its clients' securities, and in some instances has voting power over such securities. As a result of the foregoing, of the 368,057 RAF common shares beneficially owned, Roumell Asset Management, LLC has shared voting power and sole dispositive power over 365,037 shares. Mr. Roumell has sole voting power over 3,020 shares, shared voting power over 365,037 shares and sole dispositive power over 368,057 shares.

(13)
Information based on Schedule 13G/A, dated January 31, 2009 filed by Royal Bank of Canada with the SEC on February 10, 2009. Royal Bank of Canada has an address of 200 Bay Street, Toronto, Ontario M5J 2J5, Canada, and is a Canadian chartered bank. According to this Schedule 13G/A, Royal Bank of Canada has shared voting and dispositive power over these securities. Royal Bank of Canada is an affiliate of RCR's lead broker-dealer for its preferred shares.

        In addition, Mr. Mark L. Kleifges, the Treasurer and Chief Financial Officer of each fund, owns 8,035, 1,636, 602 and 1,112 common shares of RMR, RHR, RFR and RDR, respectively. Share amounts listed as beneficially owned by Mr. Kleifges do not include fractional share amounts. Mr. Kleifges's holdings in each fund amounts to less than 1% of the common shares outstanding of each fund. Mr. Kleifges's address is 400 Centre Street, Newton, Massachusetts 02458.

        The following table sets forth, for each trustee and nominee, the aggregate dollar range of each fund's equity securities beneficially owned and equity securities in all of the funds in the same family of investment companies overseen or to be overseen by each fund trustee or nominee beneficially owned as of January 23, 2009. The information as to beneficial ownership is based on statements furnished to the funds by such trustees and nominees.

Name	Dollar range of equity securities in RMR	Dollar range of equity securities in RHR	Dollar range of equity securities in RFR	Dollar range of equity securities in RDR
Interested Trustees/Nominee
Barry M. Portnoy	Over $100,000	Over $100,000	Over $100,000	$50,001—$100,000
Adam D. Portnoy	$10,001—$50,000	$10,001—$50,000	$1—$10,000	$10,001—$50,000
Gerard M. Martin	Over $100,000	Over $100,000	Over $100,000	$50,001—$100,000
Disinterested Trustees/Nominee
John L. Harrington	$10,001—$50,000	None	None	None
Jeffrey P. Somers	None	None	None	None
Arthur G. Koumantzelis	$1—$10,000	$1—$10,000	$1—$10,000	$1—$10,000

Name	Dollar range of equity securities in RAP	Dollar range of equity securities in RAF	Dollar range of equity securities in RCR	Aggregate dollar range of equity securities in all of the funds overseen by the trustees or nominee in the family of investment companies*
Interested Trustees/Nominee
Barry M. Portnoy	Over $100,000	$10,001—$50,000	$50,001—$100,000	Over $100,000
Adam D. Portnoy	Over $100,000	$10,001—$50,000	$10,001—$50,000	Over $100,000
Gerard M. Martin	$50,001—$100,000	None	None	Over $100,000
Disinterested Trustees/Nominee
John L. Harrington	None	None	None	$10,001—$50,000
Jeffrey P. Somers	None	None	None	None
Arthur G. Koumantzelis	$1—$10,000	None	None	$1—$10,000

*
This column includes the aggregate dollar range of equity securities of the funds, as well as RMR Real Estate Income Fund, New RMR Asia Pacific Real Estate Fund and RMR Real Estate Securities Fund (a series of RMR Funds Series Trust), which are part of the same family of investment companies as each of the funds and which together comprise the RMR Funds, beneficially owned by each trustee and nominee. RMR Real Estate Securities Fund was liquidated on February 6, 2009 and, as of the date of this proxy statement, anticipates filing an application with the SEC for deregistration as an investment company.

        RMR Advisors is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. The following table sets forth for each independent trustee of the funds information regarding securities beneficially owned by them of those companies to which Reit Management provides management services.

Name	Company	Title of Class	Value of Securities†	Percent of Class
John L. Harrington	Hospitality Properties Trust	Common	$157,271	*
John L. Harrington	Senior Housing Properties Trust	Common	$170,240	*
John L. Harrington	Five Star Quality Care, Inc.	Common	$3,290	*
John L. Harrington	TravelCenters of America LLC	Common	$1,685	*
Arthur Koumantzelis	HRPT Properties Trust	Common	$15,836	*
Arthur Koumantzelis	Hospitality Properties Trust	Common	$83,480	*
Arthur Koumantzelis	Senior Housing Properties Trust	Common	$39,393	*
Arthur Koumantzelis	Five Star Quality Care, Inc.	Common	$35,918	*
Arthur Koumantzelis	TravelCenters of America LLC	Common	$16,947	*

†
As of December 31, 2008

*
Less than 1%.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that fund trustees, executive officers, and persons who own more than 10% of a registered class of a fund's equity securities, as well as the funds' investment advisers and their officers and directors, file reports of ownership and changes in ownership of securities of the funds with the SEC and NYSE Alternext US. A fund's executive officers, trustees, and greater than 10% shareholders, as well as the funds' investment advisers and their officers and directors, are required to furnish the fund with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of Forms 3, 4 and/or 5 (or written representations in lieu thereof) furnished to the funds pursuant to Rule 16a-3(e) of the 1934 Act, RAP and RAF note that the following persons were late in filing their respective Form 3 reports: Philippa Mary Marshall, Nicholas Gregory Basile, Geoffrey William Coffey, Alfredo Pimienta, Jane Anne Tongs and Simon Robin Grant, all of the Subadvisor. As of the date hereof, these Form 3 reports have been filed. Based solely on a review of copies of these reports furnished to the funds pursuant to Rule 16a-3(e), or written representations that no such reports were required, RMR, RHR, RFR, RDR and RCR each believe and, other than disclosed above, RAP and RAF each believe, that during 2008 all filing requirements applicable to its executive officers, trustees, and greater than 10% shareholders, as well as to RMR Advisors, the Subadvisor and their officers and directors, were timely met.

OTHER INFORMATION ABOUT THE FUNDS' ADVISORS AND ADMINISTRATOR

        RMR Advisors, located at 400 Centre Street, Newton, Massachusetts 02458, serves as the investment adviser, manager and administrator for each fund. RMR Advisors was founded in 2002 and is owned by Barry M. Portnoy and Adam D. Portnoy. Barry Portnoy is a trustee of the funds and Adam Portnoy is the president of the funds and a nominee for election as a trustee of the funds. State Street Bank and Trust Company, located at 4 Copley Place, Boston, Massachusetts 02116, is each fund's sub-administrator. MacarthurCook Investment Managers Limited serves as a subadviser to RAP and RAF and its business address is Level 4, 30 Collins Street, Melbourne, Victoria 3000, Australia.

        The funds' advisory agreements with RMR Advisors were initially approved by the shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR in 2003, 2004, 2004, 2005, 2006, 2007 and 2007, respectively. On September 17, 2008, the boards of each of RMR, RHR, RFR, RDR, RAP, RAF and RCR, and separately, all of the independent trustees of each fund, approved the continuation of each fund's respective investment advisory agreement with RMR Advisors and the continuation of the administration agreement with RMR Advisors. Each advisory agreement calls for fees to be paid to RMR Advisors equal to an annual percentage of each fund's managed assets of 0.85% for each of RMR, RHR, RFR and RDR, and 1.00% for each of RAP, RAF and RCR. As of December 31, 2008, the managed assets of RMR, RHR, RFR, RDR, RAP, RAF and RCR were approximately $37 million, $10 million, $4 million, $10 million, $17 million, $45 million and $4 million, respectively. A fund's managed assets are equal to the net asset value of that fund's common shares plus the liquidation preference of that fund's preferred shares and the principal amount of that fund's borrowings outstanding, if any. For the first five years following the closing of RMR's, RHR's, RFR's, RAP's, RAF's and RDR's first public offering of common shares, RMR Advisors has contractually agreed to waive fees equal to an annual percentage of 0.25% of the managed assets of each of RMR, RHR, RFR, RAP and RAF, and 0.55% of RDR's managed assets. RMR's contractual fee waiver expired on December 18, 2008, and RHR's, RFR's, RDR's, RAP's and RAF's respective contractual fee waivers will expire on April 27, 2009, November 22, 2009, May 24, 2010, May 25, 2011 and May 25, 2012, respectively. During 2008, advisory fees, net of contractual waivers, were $725,817, $844,697, $172,533, $132,245, $181,147, $475,507 and $269,300 for RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively. Neither RMR Advisors nor any of its affiliated companies receive compensation from any of the funds other than pursuant to the advisory fees described herein and each fund's administration agreement. A discussion regarding the basis for each fund's board approving the continuance of each fund's investment advisory agreement with RMR Advisors is available in each fund's annual report to its shareholders for the fiscal year ended December 31, 2008, which will be filed with the SEC on Form N-CSR on or before March 6, 2009.

        To date, amounts paid or payable to RMR Advisors under the administration agreements have been limited to reimbursement of the fees charged to RMR Advisors for each fund by State Street Bank and Trust Company that totaled $95,000 for each of RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, in 2008. Each fund's board of trustees, and separately each fund's independent trustees, authorized (i) reimbursement payments to RMR Advisors by its fund for services of a chief compliance officer and internal audit services that totaled $27,852 for each of RMR, RHR, RFR, RDR, RAP, RAF and RCR, respectively, for 2008; and (ii) the joint participation of RMR Advisors and the funds in certain insurance policies, for which payments were made by RMR, RHR, RFR, RDR, RAP, RAF and RCR that totaled $12,855, $11,072, $12,855, $10,809, $12,855, $12,855, and $10,809, respectively, during the fiscal year ended December 31, 2008.

        Under the terms of the funds' advisory agreements with RMR Advisors, RMR Advisors provides each fund with an investment program, makes day-to-day investment decisions for each fund (other than RAP and RAF) and manages (except as referred to below) each fund's business affairs in accordance with that fund's investment objectives and policies, subject to the general supervision of that fund's board. RMR Advisors also provides persons satisfactory to each board to serve as the fund's officers. Each fund's officers, as well as its other employees and trustees may be directors, trustees, officers or employees of the Advisor and its affiliates, including Reit Management. The advisory agreements for RMR, RHR, RFR, RDR, RAP, RAF and RCR continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, a fund's advisory agreement may be terminated by a majority of that fund's trustees or by proper vote of that fund's shareholders, at any time upon sixty days' notice and payment of compensation earned prior to such termination. The advisory agreement of each fund terminates automatically on its assignment (as that term is defined in the 1940 Act).

        Pursuant to each of RAP's and RAF's investment subadvisory agreements with RMR Advisors and the Subadvisor, the Subadvisor makes investment decisions for each of those funds and generally manages their respective assets in accordance with their investment objectives and policies, subject to the general supervision of RMR Advisors and the fund's board. RAP and RAF do not pay the Subadvisor for services under either of their respective subadvisory agreements; however, RMR Advisors pays the Subadvisor a monthly fee equal to an annual rate of 0.375% of each of RAP's and RAF's average daily managed assets. For the first five years following the closing of each of RAP's and RAF's first public offering of common shares, the Subadvisor has contractually agreed to waive a portion of its subadvisory fee such that the fee payable by RMR Advisors will be equal to 0.25% of each fund's average daily managed assets. During 2008, RMR Advisors paid the Subadvisor $60,382 in subadvisory fees with respect to RAP and $158,502 in subadvisory fees with respect to RAF. RAP's contractual fee waiver expires on May 25, 2011 and RAF's contractual fee waiver expires on May 25, 2012. Each of RAP's and RAF's boards, and separately all of the independent trustees of RAP and RAF, as applicable, last approved the continuation of its respective fund's investment subadvisory agreement on September 17, 2008, and a discussion regarding the basis for each board approving the continuance of each investment subadvisory agreement is available in each respective fund's annual report to its shareholders for the fiscal year ended December 31, 2008 which will be filed with the SEC on Form N-CSR on or before March 6, 2009. The subadvisory agreements for RAP and RAF continue from year to year, but only so long as such continuation is approved in the manner prescribed by the 1940 Act. Generally, the subadvisory agreements for RAP and RAF may be terminated by a majority of the respective fund's trustees or by proper vote of the respective fund's shareholders, at any time upon sixty days' notice and upon payment by RMR Advisors of compensation earned prior to such termination, or by the Subadvisor on 120 days' prior notice. The subadvisory agreements for each of RAP and RAF terminate automatically on their assignment (as that term is defined in the 1940 Act).

        In addition to the fee paid to RMR Advisors, each fund pays all other costs and expenses of its operations (other than the fee paid to the Subadvisor pursuant to the subadvisory agreement), including, but not limited to, compensation of the fund's trustees (other than those affiliated with RMR Advisors), custodian, transfer agency and distribution expenses, rating agency fees, legal fees, costs of independent auditors, expenses of repurchasing shares, expenses in connection with any borrowings or other capital raising activities, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, membership in investment company organizations, expenses to maintain and administer the funds' dividend reinvestment plan and taxes, if any.

        RMR Advisors is an affiliate of Reit Management, a company principally engaged in providing management services to public companies which own or operate real estate. Together, as of December 31, 2008, the entities managed by RMR Advisors and Reit Management had a total market capitalization of approximately $12 billion.

DIRECTORS AND OFFICERS OF RMR ADVISORS

        Information as of the date of this proxy statement relating to the directors and officers of RMR Advisors is set forth below. Officers of RMR Advisors are elected and appointed by its board of directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table lists the directors and officers of RMR Advisors. Additional biographical information about RMR Advisors' directors and officers can be found elsewhere in this joint proxy statement.

Name (age)	Position	Date position was acquired
Adam D. Portnoy (38)	Owner, Director and President	October 2006 (Owner); May 2007 (Director and President)
Barry M. Portnoy (63)	Owner, Director and Vice President	July 2002
Gerard M. Martin (74)	Director and Vice President	July 2002
Mark L. Kleifges (48)	Treasurer	September 2004
Jennifer B. Clark (47)	Secretary	July 2002
John C. Popeo (48)	Vice President	September 2004
Karen Jacoppo-Wood (42)	Vice President	May 2007
Fernando Diaz (41)	Vice President	May 2007
William J. Sheehan (64)	Chief Compliance Officer	September 2004

        Messrs. Martin and Barry Portnoy are trustees of the funds, and Messrs. Adam Portnoy, Kleifges, Popeo, Diaz and Sheehan and Ms. Clark and Ms. Jacoppo-Wood are officers of the funds. Mr. Adam Portnoy is a nominee for election as a trustee of the funds.

 AUDIT COMMITTEE REPORT

        In the course of its oversight of the fund's financial reporting process, the audit committee of each fund has: (1) reviewed and discussed with management each fund's 2008 audited financial statements for the fiscal year ended December 31, 2008; (2) discussed with Ernst & Young LLP, each fund's independent auditor, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time. Based on the foregoing review and discussions, each audit committee recommended to its respective board that its respective fund's audited financial statements be included in the fund's 2008 annual report to shareholders and filed with the SEC.

AUDIT COMMITTEE
 of each of RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
John L. Harrington, Chairman
Jeffrey P. Somers
Arthur G. Koumantzelis

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        Each fund's board at its respective meeting on December 10, 2008, appointed Ernst & Young LLP as the respective funds' independent registered public accountant for 2009. A representative of Ernst & Young LLP is expected to be present at the annual meetings, with the opportunity to make a statement if he or she desires to do so. This representative will be available to respond to appropriate questions from shareholders who are present at the annual meetings.

        The fees for services provided by Ernst & Young LLP for each fund for the last two years (each fund's fiscal year is a calendar year) were as follows:

	2008
	RMR	RHR	RFR	RDR	RAP	RAF	RCR
Audit fees	$38,000	$38,000	$38,000	$38,000	$38,000	$38,000	$38,000
Audit related fees	12,000	12,000	18,000	12,000	—	—	37,000
Tax fees	9,500	9,500	9,500	9,500	9,500	9,500	9,500

Subtotal	59,500	59,500	65,500	59,500	47,500	47,500	84,500
All other fees	—	—	—	—	5,000	5,000	—

Ernst & Young LLP total fees	$59,500	$59,500	$65,500	$59,500	$52,500	$52,500	$84,500

	2007
	RMR	RHR	RFR	RDR	RAP	RAF	RCR
Audit fees	$36,000	$36,000	$36,000	$36,000	$36,000	$31,000	$31,000
Audit related fees	12,000	12,000	12,000	12,000	—	24,000	24,000
Tax fees	8,800	8,800	8,800	8,800	14,150	—	—

Subtotal	56,800	56,800	56,800	56,800	50,150	55,000	55,000
All other fees	—	—	—	—	—	—	—

Ernst & Young LLP total fees	$56,800	$56,800	$56,800	$56,800	$50,150	$55,000	$55,000

        Each fund's audit committee has established policies and procedures which are intended to control the services provided and charges by its independent registered public accountants and to monitor their continuing independence. Under these policies, no services may be undertaken by the funds' independent registered public accountant unless the engagement is specifically pre-approved by the audit committee of the affected fund or the services are included within a category which has been generally approved by the audit committee of the affected fund. The maximum charge for services is established by the audit committees when the specific engagement or the category of services is pre-approved or approved. In certain circumstances, RMR Advisors is required to notify the concerned audit committee when pre-approved services are undertaken and the committee or its chairman may approve amendments or modifications to the engagement or the maximum fees. The Director of Internal Audit of each of the funds is responsible to report to the applicable audit committee regarding compliance with these policies.

        The audit committee of a fund will not approve engagements of the fund's independent registered public accountant to perform non-audit services if doing so will cause the independent registered public accountant to cease to be independent within the meaning of applicable SEC or NYSE Alternext US rules. In other circumstances, the audit committee considers, among other things, whether the fund's independent registered public accountant is able to provide the required services in a more or less effective and efficient manner than other available service providers.

        There were no non-audit fees billed by Ernst & Young LLP for services rendered to RMR Advisors or any entity controlling, controlled by or under common control with RMR Advisors that provided ongoing services to the funds in 2007 or 2008.

        All services in 2007 and 2008 for which a fund engaged its independent registered public accountants were approved by the fund's audit committee. The audit related services provided by Ernst & Young LLP to the funds in 2007 and 2008 were for the issuance of agreed upon procedure reports to rating agencies. The only non-audit services provided by Ernst & Young LLP to the funds were for tax services (in 2007 and 2008), as well as subscriptions to Ernst & Young LLP's proprietary Passive Foreign Investment Companies database (for RAP and RAF, in 2008). The tax services involved reviewing the funds' tax reporting and tax compliance procedures. Each audit committee of the funds determined that the non-audit services provided by Ernst & Young LLP to the applicable fund, RMR Advisors and any entity controlling, controlled by or under common control with RMR Advisors that provides ongoing services to the funds were compatible with the rules on auditor independence promulgated by the SEC and the audit and non-audit services policies and procedures of each of the funds. When considering the engagement of Ernst & Young LLP, each audit committee of the funds considered the working relationship of its fund with Ernst & Young LLP, determined the fees for audit and non-audit services to its fund to be appropriate and approved the engagement of Ernst & Young LLP to provide the audit and non-audit services to its fund. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2007 and 2008 are set forth above.

 HOUSEHOLDING OF ANNUAL MEETING MATERIALS

        Some banks, brokers and other record holders may participate in the practice of "householding" the Notice of Internet Availability of Proxy Materials, proxy statements and annual reports, as applicable. This means that, unless shareholders give contrary instructions, only one copy of the Notice of Internet Availability of Proxy Materials, the joint proxy statement or a fund's annual report, as applicable, may be sent to multiple shareholders of the same fund in each household. RMR Advisors will promptly deliver a separate copy of the Notice of Internet Availability of Proxy Materials, the joint proxy statement or a fund's annual report, as applicable, if you call or write to RMR Advisors at the following address or telephone number: RMR Advisors, Inc. 400 Centre Street, Newton, MA 02458, telephone (617) 332-9530 or toll free (866) 790-8165. If you want to receive separate copies of the Notice of Internet Access of Proxy Materials, the proxy statement or annual report, as applicable, in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact RMR Advisors at the above address or telephone number.

OTHER MATTERS

        At this time, the boards know of no other matters which will be brought before the annual meetings. However, if other matters properly come before the annual meetings or any postponement or adjournment thereof and if discretionary authority to vote with respect thereto has been conferred by the applicable enclosed proxy, the persons named in the proxy will vote the proxy in accordance with their discretion on those matters.

By order of the boards,

JENNIFER B. CLARK
 Secretary
RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
RMR Asia Real Estate Fund
RMR Dividend Capture Fund
Newton, Massachusetts February 24, 2009

IMPORTANT

        If your shares are held in your own name, please complete a proxy over the internet or by telephone in the manner provided on the website indicated in the Notice of Internet Availability that you received in the mail; alternatively, please request, complete and return a proxy card, today. If your shares are held in "street name," you should provide instructions to your broker, bank, nominee or the other institution holding your shares on how to vote your shares. You may provide instructions to your broker, bank, nominee or other institution over the internet or by telephone if your broker, bank, nominee or other institution offers these options, or you may return a proxy card to your broker, bank, nominee or other institution and contact the person responsible for your account to ensure that a proxy is voted on your behalf.

R1RMR1

RMR FUNDS

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Shareholder Meeting to be held on May 4, 2009

C/O PROXY TABULATOR P.O. BOX 9112	Proxy Materials Available
FARMINGDALE, NY 11717
• Proxy Statement

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

To facilitate timely delivery please make the request as instructed below on or before April 20, 2009.

HOW TO REQUEST A COPY OF MATERIALS

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE- 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located elsewhere in this notice) in the subject line.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number available and visit: www.proxyvote.com

See The Reverse Side For Meeting Information and Instructions on How to Vote

R1RMR2

Meeting Information

Meeting Type:	Annual
Meeting Date:	May 4, 2009
Meeting Time:	9:30 AM
For holders as of:	February 9, 2009

Meeting Location:

RMR Funds
400 Centre Street
Newton, MA 02458

Directions to 400 Centre Street

From the East

Take the Massachusetts Turnpike (1-90) West to Exit 17 (Newton/Watertown). After exiting, stay in the middle lane and bear slightly to your left (away from Watertown).

Keep the Sheraton Hotel on your left at all times, crossing over 1-90 and making a complete loop around it. After circling the Sheraton Hotel, and passing straight through one set of traffic lights, move to the right lane and go through 2 more sets of traffic lights, taking a right onto Park Street (you should be in the lane marked “right lane must turn right” and will notice a large green sign marked “Brighton”).

Take an immediate right onto Elmwood Street, Elmwood is a short street and the entrance to the parking lot at 400 Centre Street is at the end of the street.

From the West

Take Massachusetts Turnpike (1-90) East to Exit 17 (Newton/Watertown). After exiting and passing straight through one set of traffic lights, move to the right lane and go through 2 more sets of traffic lights, taking a right onto Park Street (you should be in the lane marked “right lane must turn right” and will notice a large green sign marked “Brighton”).

Take an immediate right onto Elmwood right onto Elmwood Street. Elmwood Street is a short street and the entrance to the parking lot at 400 Centre Street is at the end of the street.

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM.

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

R1RMR3

Voting items

Our Board of Trustees Recommends a Vote FOR Proposal 2.

1.	To elect one Class II Trustee to our board (Preferred Shareholders only):	NOT APPLICABLE
Nominee:
Adam D. Portnoy

2.	To elect one Class II Trustee to our board (Common Shareholders):

Nominee:
Jeffrey P. Somers

3.

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

Control #	000000000000

Please refer to the proxy materials for more detailed information on the above voting items for the Shareholder Meeting to be held on May 4, 2009.

R1RMR4

Voting items

Our Board of Trustees Recommends a Vote FOR each of Proposal 1 and Proposal 2.

1.	To elect one Class II Trustee to our board:
Nominee:
Adam D. Portnoy

2.	To elect one Class II Trustee to our board:
Nominee:
Jeffrey P. Somers

3.

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

Control #	000000000000

Please refer to the proxy materials for more detailed information on the above voting items for the Shareholder Meeting to be held on May 4, 2009.

To vote by Internet
C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717					1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

Other Important Information

A preliminary Joint Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) with respect to the proposed reorganization of RMR Real Estate Fund (“RMR”), RMR Hospitality and Real Estate Fund (“RHR”), RMR F.I.R.E.  Fund (“RFR”), RMR Preferred Dividend Fund (“RDR”) and RMR Dividend Capture Fund (“RCR”) into a newly formed closed-end fund, RMR Real Estate Income Fund, and a separate preliminary Joint Proxy Statement/Prospectus has been filed with the SEC with respect to the proposed reorganization of RMR Asia Pacific Real Estate Fund (“RAP”) and RMR Asia Real Estate Fund (“RAF”) into a newly formed closed-end fund, New RMR Asia Pacific Real Estate Fund.  If shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR approve the transactions proposed in these Joint Proxy Statement/Prospectuses, and such transactions are consummated before the date of the annual meetings of shareholders to which this proxy relates, RMR, RHR, RFR, RDR, RAP, RAF and RCR will cease to exist, and the annual meetings of RMR, RHR, RFR, RDR, RAP, RAF and RCR to which this proxy relates will be canceled.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
				RMRFD1	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.					DETACH AND RETURN THIS PORTION ONLY

FUND NAME PRINTS HERE

Our Board of Trustees Recommends a Vote FOR Proposal 2.
Vote On Trustees
1.	To elect one Class II Trustee to our board	NOT APPLICABLE
(Preferred Shareholders only):
Nominee :
Adam D. Portnoy

2.	To elect one Class II Trustee to our board	For	Withhold
(Common and Preferred Shareholders):
Nominee :
	Jeffrey P. Somers	☐	☐

3.

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE NOMINEES FOR TRUSTEE IN PROPOSAL 2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please be sure to sign and date this Proxy.

NOTE: Please sign exactly as your name(s) appears(s) on the proxy.  If held in joint tenancy, all persons should sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  If a corporation, please sign in full corporate name, by authorized officer indicating title.  If a partnership, please sign in partnership name by authorized person indicating title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

RMR Real Estate Fund (“RMR”)

RMR Hospitality and Real Estate Fund (“RHR”)

RMR F.I.R.E.  Fund (“RFR”)

RMR Preferred Dividend Fund (“RDR”)

RMR Asia Pacific Real Estate Fund (“RAP”)

RMR Asia Real Estate Fund (“RAF”)

RMR Dividend Capture Fund (“RCR”)

For the Annual Meetings of Shareholders

To be held on Monday, May 4, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings:

The Proxy Statement is available at www.proxyvote.com.

RMRFD2

400 Centre Street Newton, Massachusetts 02458	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF EACH OF RMR, RHR, RFR, RDR, RAP, RAF AND RCR

The undersigned shareholder of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E. Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and/or RMR Dividend Capture Fund (each, a “Fund” and collectively, the “Funds”), each a Massachusetts business trust, hereby appoints Adam D. Portnoy, Karen Jacoppo-Wood and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held at 400 Centre Street, Newton, Massachusetts 02458 on Monday, May 4, 2009, at 9:30 a.m.  (Eastern Time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s).  The undersigned hereby acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the meeting(s).

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” OUR BOARD OF TRUSTEES’ NOMINEE FOR TRUSTEE IN PROPOSAL 2.  THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING(S) OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

See reverse for voting instructions.

To vote by Internet
C/O PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11717					1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement. 2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

Other Important Information

A preliminary Joint Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) with respect to the proposed reorganization of RMR Real Estate Fund (“RMR”), RMR Hospitality and Real Estate Fund (“RHR”), RMR F.I.R.E.  Fund (“RFR”), RMR Preferred Dividend Fund (“RDR”) and RMR Dividend Capture Fund (“RCR”) into a newly formed closed-end fund, RMR Real Estate Income Fund, and a separate preliminary Joint Proxy Statement/Prospectus has been filed with the SEC with respect to the proposed reorganization of RMR Asia Pacific Real Estate Fund (“RAP”) and RMR Asia Real Estate Fund (“RAF”) into a newly formed closed-end fund, New RMR Asia Pacific Real Estate Fund.  If shareholders of RMR, RHR, RFR, RDR, RAP, RAF and RCR approve the transactions proposed in these Joint Proxy Statement/Prospectuses, and such transactions are consummated before the date of the annual meetings of shareholders to which this proxy relates, RMR, RHR, RFR, RDR, RAP, RAF and RCR will cease to exist, and the annual meetings of RMR, RHR, RFR, RDR, RAP, RAF and RCR to which this proxy relates will be canceled.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒
				RMRFD3	KEEP THIS PORTION FOR YOUR RECORDS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.					DETACH AND RETURN THIS PORTION ONLY

FUND NAME PRINTS HERE

Our Board of Trustees Recommends a Vote FOR each of Proposal 1 and Proposal 2.
Vote On Trustees
1.	To elect one Class II Trustee to our board:	For	Withhold

Nominee :
	Adam D. Portnoy	☐	☐

2.	To elect one Class II Trustee to our board:	For	Withhold

Nominee :
	Jeffrey P. Somers	☐	☐

3.

In their discretion, the Proxies are authorized to vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or at any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE NOMINEES FOR TRUSTEE IN PROPOSALS 1 AND 2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Please be sure to sign and date this Proxy.

NOTE: Please sign exactly as your name(s) appears(s) on the proxy.  If held in joint tenancy, all persons should sign.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.  If a corporation, please sign in full corporate name, by authorized officer indicating title.  If a partnership, please sign in partnership name by authorized person indicating title.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

RMR Real Estate Fund (“RMR”)

RMR Hospitality and Real Estate Fund (“RHR”)

RMR F.I.R.E.  Fund (“RFR”)

RMR Preferred Dividend Fund (“RDR”)

RMR Asia Pacific Real Estate Fund (“RAP”)

RMR Asia Real Estate Fund (“RAF”)

RMR Dividend Capture Fund (“RCR”)

For the Annual Meetings of Shareholders

To be held on Monday, May 4, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meetings:

The Proxy Statement is available at www.proxyvote.com.

RMRFD4

400 Centre Street Newton, Massachusetts 02458	Proxy

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF EACH OF RMR, RHR, RFR, RDR, RAP, RAF AND RCR

The undersigned shareholder of RMR Real Estate Fund, RMR Hospitality and Real Estate Fund, RMR F.I.R.E.  Fund, RMR Preferred Dividend Fund, RMR Asia Pacific Real Estate Fund, RMR Asia Real Estate Fund and/or RMR Dividend Capture Fund (each, a “Fund” and collectively, the “Funds”), each a Massachusetts business trust, hereby appoints Adam D. Portnoy, Karen Jacoppo-Wood and Jennifer B. Clark, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the annual meeting(s) of shareholders of the Fund(s) to be held at 400 Centre Street, Newton, Massachusetts 02458 on Monday, May 4, 2009, at 9:30 a.m. (Eastern Time), and any adjournment or postponement thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting(s) and otherwise to represent the undersigned at the meeting(s) with all powers possessed by the undersigned if personally present at the meeting(s).  The undersigned hereby acknowledges receipt of the notice of the annual meeting(s) of shareholders and of the accompanying joint proxy statement, each of which is incorporated herein by reference, as well as the Notice Regarding Internet Availability of Proxy Materials, and revokes any proxy heretofore given with respect to the meeting(s).

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF.  IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO THE PROPOSAL, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” OUR BOARD OF TRUSTEES’ NOMINEE FOR TRUSTEE IN BOTH PROPOSAL 1 AND PROPOSAL 2.  THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING(S) OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

See reverse for voting instructions.

QuickLinks

SOLICITATION OF PROXIES
INFORMATION REGARDING NOMINEES AND TRUSTEES OF THE FUNDS
COMPENSATION OF TRUSTEES
COMMUNICATIONS WITH TRUSTEES
BOARD COMMITTEES
SHAREHOLDER NOMINATIONS AND PROPOSALS
SELECTION OF CANDIDATES FOR TRUSTEES
OFFICERS OF THE FUNDS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER INFORMATION ABOUT THE FUNDS' ADVISORS AND ADMINISTRATOR
DIRECTORS AND OFFICERS OF RMR ADVISORS
AUDIT COMMITTEE REPORT
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
OTHER MATTERS
IMPORTANT